SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                 (Amendment No.)

Filed by the Registrant                               [X]
Filed by a party other than the Registrant            [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section.240-14a-11(c) or Section.240-14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                         Franklin Asset Allocation Fund
                (Name of Registrant as Specified In Its Charter)

                         Franklin Asset Allocation Fund
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]   Fee paid previously with preliminary material.

[ ]   Check box if any part of the fee is offset as provided  by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)   Amount Previously Paid:

      2)   Form, Schedule or Registration Statement No.:

      3)   Filing Party:

      4)   Date Filed:


                                                               IMPORTANT NOTICE

PLEASE VOTE NOW

                        FRANKLIN ASSET ALLOCATION FUND
                           777 Mariners Island Blvd.
                              San Mateo CA 94404

                         SPECIAL SHAREHOLDERS' MEETING
                    to be held on Monday, January 29, 2001

Dear Shareholder:

Recently we distributed proxy material regarding the Special Shareholders' Meeting for the Franklin Asset Allocation Fund scheduled to take place on JANUARY 29, 2001. As you know, shareholders are being asked to consider a plan of reorganization that would result in your becoming a shareholder of the Franklin Growth and Income Fund as a result of the acquisition of substantially all of the assets of the Fund by Franklin Growth and Income Fund, all as more fully described in the materials previously sent to you. Our records indicate that we have not yet received your voting instructions. We encourage you to exercise your right to vote in order to have a majority opinion from the shareholders of the Fund. If you need another copy of the proxy material please call Shareholder Communications Corporation ("SCC"), the Fund's proxy agent, at 1-877-748-9134. If you do not plan to attend the Meeting, please vote now to ensure that your vote is received before the Meeting.

Since the Meeting will be held shortly, we have set up a toll-free telephone number, Internet voting, as well as a toll-free fax line by which you can
quickly and easily exercise your right to vote.    Please take a few moments
to vote now by utilizing one of the following options:

        1.  BY PHONE:        For automated phone voting, call 1-800-597-7836,
                             available 24 hours a day. Enter the 14-digit control number located on your proxy card and follow the prompts. If you would like to speak to a proxy agent, call 1-877-748-9134.
                             Representatives are available to take your vote
                             Monday through Friday between 9 a.m. and 11 p.m.
                             and Saturday 12 p.m. to 6 p.m. eastern time.

        2.  BY INTERNET:     Visit WWW.FRANKLINTEMPLETON.COM and click on
                             "Online Proxy Voting" under highlights. You will need the 14-digit control number located on your proxy card in order to issue voting instructions.

        3.  BY FAX:          Complete the enclosed proxy card and fax it to us
                             toll-free at 1-888-796-9932, any time.

        4.  BY MAIL:         If none of the above-mentioned methods are
                             available, please complete the enclosed proxy card and return it in the enclosed postage-paid envelope.

                REMEMBER, YOUR PROXY COUNTS. PLEASE VOTE TODAY.

Please take the time to vote your shares in order to reduce the need for additional solicitation efforts or costly Meeting adjournments. As the Meeting approaches and we still have not heard from you, you may receive a call from SCC reminding you to vote at the Special Meeting.

Thank you for your prompt attention to this matter.



                                                               IMPORTANT NOTICE

PLEASE VOTE NOW

                        FRANKLIN ASSET ALLOCATION FUND
                           777 Mariners Island Blvd.
                              San Mateo CA 94404

                         SPECIAL SHAREHOLDERS' MEETING
                    to be held on Monday, January 29, 2001


Dear Shareholder:

Recently we distributed proxy material regarding the Special Shareholders' Meeting for the Franklin Asset Allocation Fund scheduled to take place on JANUARY 29, 2001. As you know, shareholders are being asked to consider a plan of reorganization that would result in your becoming a shareholder of the Franklin Growth and Income Fund as a result of the acquisition of substantially all of the assets of the Fund by Franklin Growth and Income Fund, all as more fully described in the materials previously sent to you. Our records indicate that we have not yet received your voting instructions. We encourage you to exercise your right to vote in order to have a majority opinion from the shareholders of the Fund. If you need another copy of the proxy material please call Shareholder Communications Corporation ("SCC"), the Fund's proxy agent, at 1-877-748-9134. If you do not plan to attend the Meeting, please vote now to ensure that your vote is received before the Meeting.

Since the Meeting will be held shortly, we have set up a toll-free telephone number, Internet voting, as well as a toll-free fax line by which you can
quickly and easily exercise your right to vote.    Please take a few moments
to vote now by utilizing one of the following options:


        1.  BY PHONE:     Simply call 1-877-748-9134. Representatives are
                          available to take your vote Monday through Friday between 9 a.m. and 11 p.m. and Saturday 12 p.m. to 6 p.m. eastern time.

        2.  BY INTERNET:  Visit WWW.PROXYVOTE.COM and follow the simple instructions. You will need the 12 digit control number found on your proxy card.

        3.  BY MAIL:      If none of the above-mentioned methods are
                          available, please complete the enclosed proxy card and return it in the enclosed postage-paid envelope.

                REMEMBER, YOUR PROXY COUNTS. PLEASE VOTE TODAY.

Please take the time to vote your shares in order to reduce the need for additional solicitation efforts or costly Meeting adjournments. As the Meeting approaches and we still have not heard from you, you may receive a call from SCC reminding you to vote at the Special Meeting.


Thank you for your prompt attention to this matter.






                                                               IMPORTANT NOTICE

PLEASE VOTE NOW

                        FRANKLIN ASSET ALLOCATION FUND
                           777 MARINERS ISLAND BLVD.
                              SAN MATEO CA 94404

                         SPECIAL SHAREHOLDERS' MEETING
                    to be held on Monday, January 29, 2001

Dear Shareholder:

Recently we distributed proxy material regarding the Special Shareholders' Meeting for the Franklin Asset Allocation Fund scheduled to take place on JANUARY 29, 2001. As you know, shareholders are being asked to consider a plan of reorganization that would result in your becoming a shareholder of the Franklin Growth and Income Fund as a result of the acquisition of substantially all of the assets of the Fund by Franklin Growth and Income Fund, all as more fully described in the materials previously sent to you. Our records indicate that we have not yet received your voting instructions. We encourage you to exercise your right to vote in order to have a majority opinion from the shareholders of the Fund. If you do not plan to attend the Meeting, please vote now to ensure that your vote is received before the Meeting.

Since the Meeting will be held shortly, we have set up a toll-free telephone number, Internet voting, as well as a toll-free fax line by which you can
quickly and easily exercise your right to vote.    Please take a few moments
to vote now by utilizing one of the following options:

        1.  BY PHONE:     Dial the toll-free number located on the enclosed
                          proxy card and following the simple instructions.

        2.  BY INTERNET:  Visit WWW.PROXYVOTE.COM and follow the simple instructions. You will need the 12 digit control number found on your proxy card.

        3.  BY MAIL:      If none of the above-mentioned methods are
                          available, please complete the enclosed proxy card and return it in the enclosed postage-paid envelope.

                REMEMBER, YOUR PROXY COUNTS. PLEASE VOTE TODAY.


Please take the time to vote your shares in order to reduce the need for additional solicitation efforts or costly Meeting adjournments. As the Meeting approaches and we still have not heard from you, you may receive a call from SCC reminding you to vote at the Special Meeting.


Thank you for your prompt attention to this matter.




   PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE
                         REQUIRED IF MAILED IN THE U.S.
                            (Please see reverse side)










                            EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

























                  Please detach at perforation before mailing.





PROXY                                                                     PROXY

                        SPECIAL SHAREHOLDERS' MEETING OF
                         FRANKLIN ASSET ALLOCATION FUND
                                JANUARY 29, 2001

The undersigned hereby revokes all previous proxies for his or her shares and appoints Rupert H. Johnson, Jr., Harmon E. Burns, Murray L. Simpson, Barbara J. Green, and David P. Goss, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Franklin Asset Allocation Fund ("Asset Allocation Fund") that the undersigned is entitled to vote at the Asset Allocation Fund's Meeting to be held at 777 Mariners Island Boulevard, San Mateo, CA 94404 at 2:00 p.m. Pacific time on January 29, 2001, including any adjournments thereof, upon such business as may properly be brought before the Meeting.

IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY. THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

                                VOTE VIA THE INTERNET: WWW.FRANKLINTEMPLETON.COM VOTE VIA THE TELEPHONE: 1-800-597-7836
                                CONTROL NUMBER:



                                        NOTE: Please sign exactly as your name appears on the proxy. If signing for estates, trusts or corporations, your title or capacity should be stated. If shares are held jointly, each holder must sign.


                                        ---------------------------------------
                                        Signature


                                        ---------------------------------------
                                        Signature


                                        ---------------------------------------
                                        Date                          11274_FAA







    PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE
                         REQUIRED IF MAILED IN THE U.S.
                            (Please see reverse side)





                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT





















                 Please detach at perforation before mailing.






THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE ASSET ALLOCATION FUND. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED IN FAVOR OF PROPOSAL 1, REGARDING THE
REORGANIZATION OF THE ASSET ALLOCATION FUND PURSUANT TO THE AGREEMENT AND PLAN OF REORGANIZATION WITH FRANKLIN GROWTH AND INCOME FUND. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING ABOUT WHICH THE PROXYHOLDERS WERE NOT AWARE PRIOR TO THE TIME OF THE SOLICITATION, AUTHORIZATION IS GIVEN TO THE PROXYHOLDERS TO VOTE IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT ON SUCH MATTERS. MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS.

 THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSAL 1.


                                                                                     FOR               AGAINST           ABSTAIN
1. To approve an Agreement and Plan of Reorganization between Franklin
   Asset Allocation Fund ("Asset Allocation Fund") and Franklin Growth and
   Income Fund ("Growth and Income Fund"), that provides for the acquisition
   of substantially all of the assets of Asset Allocation Fund by Growth and          []                 []                []
   Income Fund in exchange for Class A and C shares of Growth and Income Fund, the distribution of such shares to the shareholders of Asset Allocation
   Fund, and the dissolution of Asset Allocation Fund (the "Reorganization").

2. To grant the proxyholders the authority to vote upon any other business           GRANT             WITHHOLD          ABSTAIN
   which may legally come before the Meeting or any adjournments thereof.             []                 []                []














           IMPORTANT: PLEASE SIGN, DATE AND MAIL IN YOUR PROXY...TODAY






[Insert Franklin Templeton Ben Head]



IT SAVES MONEY! Telephone and Internet voting saves postage costs. Savings which can help to minimize fund expenses.
IT SAVES TIME!  Telephone and Internet voting is instantaneous -
24 hours a day.
It's Easy!  Just follow these simple steps:

      1. Read your proxy statement and have it at hand.
      2. Call toll-free 1-800/597-7836 or go to our Web site:
                     WWW.FRANKLINTEMPLETON.COM
      3. Click on the Proxy Voting link.
      4. Enter your 14 digit CONTROL NUMBER from your Proxy Card.
      5. Follow the recorded or on-screen directions.
      6. Do not mail your Proxy Card when you vote by phone or internet.

                                                       FRK 11274